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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 1(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): DECEMBER 9, 1996



                  GRAND PRIX ASSOCIATION OF LONG BEACH, INC.
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
        (State or other jurisdiction of incorporation or organization)

        1-11837                                       95-2945353
  (Commission File Number)             (I.R.S. Employer Identification Number)

                              3000 PACIFIC AVENUE
                             LONG BEACH, CA 90806
                   (Address of principal executive offices)


(Registrant's telephone number, including area code)           (310) 981-2600




                         This report contains 2 pages.
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ITEM 8.    CHANGE IN FISCAL YEAR.

On December 9, 1996, at the annual meeting of shareholders, the shareholders of Grand Prix Association of Long Beach, Inc. (the "Company") approved a Board of Directors resolution to change the Company's fiscal year end from June 30 to November 30. The Company intends to file a Form 10-KSB for a five month transition period ending November 30, 1996 and begin its first full fiscal year on the new basis as of December 1, 1996. Reference is made to the First Amendment to Proxy Statement previously filed.



                                   SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GRAND PRIX ASSOCIATION
                                      OF LONG BEACH, INC.



                                      By  /s/ Christopher R. Pook
                                         -------------------------
                                      Christopher R. Pook,
                                      Chief Executive Officer, President

Dated: December 12, 1996